UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

April 19, 2010

Date of Report (Date of earliest event reported)

CALLAWAY GOLF COMPANY

(Exact name of registrant as specified in its charter)

DELAWARE	1-10962	95-3797580
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2180 RUTHERFORD ROAD, CARLSBAD, CALIFORNIA		92008-7328
(Address of principal executive offices)		(Zip Code)

(760) 931-1771

Registrant’s telephone number, including area code

NOT APPLICABLE

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 5 – CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)	Amendments to Certain Executive Officer Employment Agreements.

On April 19, 2010, Callaway Golf Company (the “Company”) entered into a First Amendment to Second Amended and Restated Chief Executive Officer Employment Agreement with George Fellows (the “CEO Amendment”) and a Second Amendment to the Officer Employment Agreements with each of the following named executive officers of the Company: Bradley J. Holiday, Steven C. McCracken, David A. Laverty and Thomas T. Yang (collectively, the “Officer Amendments”). Set forth below is a brief description of the material terms of such amendments.

Term of Agreements. The Officer Amendments extend the terms of Messrs. Holiday’s, McCracken’s, Laverty’s and Yang’s respective employment agreements to April 30, 2011.

Change in Base Salary. Effective March 1, 2010, Mr. Fellows’ annual base salary was changed to $975,000 per year, Mr. Holiday’s annual base salary was changed to $515,000 per year, Mr. Laverty’s annual base salary was changed to $380,000 per year and Mr. Yang’s annual base salary was changed to $405,000 per year.

Benefits. The CEO Amendment and Officer Amendments provide for the immediate vesting of all outstanding unvested service-based full value long-term incentive awards (e.g., restricted stock units and phantom stock units) in the event of the Employee’s death.

The descriptions of the terms of the CEO Amendment and Officer Amendments are qualified in their entirety by reference to the CEO Amendment and Officer Amendments, which are attached hereto as Exhibits 10.54 – 10.58 and hereby incorporated in this Item 5.02 by this reference.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

The following exhibits are being furnished herewith:

10.54	First Amendment to Second Amended and Restated Chief Executive Officer Employment Agreement, effective as of April 19, 2010, by and between Callaway Golf Company and George Fellows.

10.55	Second Amendment to Officer Employment Agreement, effective as of April 30, 2010, by and between Callaway Golf Company and Bradley J. Holiday.

10.56	Second Amendment to Officer Employment Agreement, effective as of April 30, 2010, by and between Callaway Golf Company and Steven C. McCracken.

10.57	Second Amendment to Officer Employment Agreement, effective as of April 30, 2010, by and between Callaway Golf Company and David A. Laverty.

10.58	Second Amendment to Officer Employment Agreement, effective as of April 30, 2010, by and between Callaway Golf Company and Thomas T. Yang.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CALLAWAY GOLF COMPANY

Date: April 22, 2010	By:	/s/ Brian P. Lynch
	Name:	Brian P. Lynch
	Title:	Vice President and Corporate Secretary

EXHIBIT INDEX

Exhibit Number	Description
10.54	First Amendment to Second Amended and Restated Chief Executive Officer Employment Agreement, effective as of April 19, 2010, by and between Callaway Golf Company and George Fellows.

10.55	Second Amendment to Officer Employment Agreement, effective as of April 30, 2010, by and between Callaway Golf Company and Bradley J. Holiday.

10.56	Second Amendment to Officer Employment Agreement, effective as of April 30, 2010, by and between Callaway Golf Company and Steven C. McCracken.

10.57	Second Amendment to Officer Employment Agreement, effective as of April 30, 2010, by and between Callaway Golf Company and David A. Laverty.

10.58	Second Amendment to Officer Employment Agreement, effective as of April 30, 2010, by and between Callaway Golf Company and Thomas T. Yang.